UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 599-9-4658525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 30, 2018, Orthofix International N.V. (the “Company”), through a wholly owned subsidiary (“Subsidiary”), completed the acquisition by merger of Spinal Kinetics Inc., a privately held developer and manufacturer of artificial cervical and lumbar discs (“Spinal Kinetics”).  Pursuant to the agreement and plan of merger entered into with Spinal Kinetics (the “Merger Agreement”), the Company acquired all of the issued and outstanding capital stock of Spinal Kinetics in exchange for (i) $45 million in cash paid at closing plus (ii) up to $60 million in future contingent milestone payments related to U.S. Food and Drug Administration approval of the M6-C® cervical disc and the achievement of trailing twelve-month sales targets of $30 million and $50 million.

Item 2.02.	Results of Operations and Financial Condition.

On April 30, 2018, the “Company issued a press release announcing, among other things, its financial results for the fiscal quarter ended March 31, 2018. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

The information furnished in this Item 2.02, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 2.02 of this report.

Item 7.01	Regulation FD Disclosure.

The press release furnished as Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

The information furnished in this Item 7.01, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 7.01 of this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of Spinal Kinetics required by this Item are not included in this Current Report on Form 8-K. Such financial statements will be filed no later than 71 calendar days after May 4, 2018 (the date that the information contained in Item 2.01 of this Current Report on Form 8-K was required to be filed).

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed no later than 71 calendar days after May 4, 2018 (the date that the information contained in Item 2.01 of this Current Report on Form 8-K was required to be filed).

(d)Exhibits

99.1Press Release, dated April 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal and Administrative Officer

Date: April 30, 2018